CERTIFICATION
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the President of The Advisors' Inner Circle Fund (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended December 31, 2019, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: March 19, 2020

/s/ Michael Beattie
Michael Beattie
President

CERTIFICATION
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer, Controller, and CFO of The Advisors' Inner Circle Fund (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended December 31, 2019, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: March 19, 2020

/s/ Stephen Connors
Stephen Connors
Treasurer, Controller, and CFO